                           KIRKPATRICK & LOCKHART LLP

                              1500 Oliver Building
                       Pittsburgh, Pennsylvania 15222-2312

                                 (412) 355-6500




                                             April 2, 1998

First Investors Management Company, Inc
95 Wall Street
New York, New York  10005-4297



          Re:  First Investors Multi-State Insured Tax Free Fund

Gentlemen:


     We hereby consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus.

                                             Very truly yours,


                                             By: /s/Kirkpatrick & Lockhart LLP